SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2004


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

     On December 13, 2004, Trinity Learning Corporation (the "Registrant") appointed Chisholm, Bierwolf & Nilson, LLC, ("CBN") to serve as the Registrant's independent auditor for the fiscal year ended June 30, 2005. The decision to change auditors was approved by the Audit Committee of the Registrant's Board of Directors. CBN and its predecessor entity, Bierwolf, Nilson & Associates, had audited the Registrant's financial statements for the transition period ended June 30, 2003 and the year ended September 30, 2002. The Registrant has provided CBN with a copy of this report, and CBN has not given the Registrant written notice of any disagreements or clarifications with respect to the foregoing disclosure.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITY LEARNING CORPORATION



Date: December 13, 2004                     By: /s/ Douglas Cole
                                                ------------------------------
                                                    Douglas Cole,
                                                    Chief Executive Officer



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